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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): November 30, 1998
                                                        -----------------



                                   Monsanto Company
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               (Exact name of Registrant as specified in Charter)



                                   Delaware
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                           (State of incorporation)



            1-2516                                    43-0420020
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(Commission File Number)               (IRS Employer Identification No.)



              800 North Lindbergh Boulevard, St. Louis, Missouri 63167
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(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:              (314) 694-1000
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Item 5.   Other Events.
          ------------

     On November 30, 1998, Monsanto Company (the "Company") completed the public offering of 24,956,250 million shares of the Company's common stock (the "Common Stock") and 17.5 million units of 6.50% Adjustable Conversion-rate Equity Security Units (the "ACES"). The share price for the Common Stock was $40.00 with net proceeds to the Company (after deducting estimated expenses) of approximately $968,000,000. The unit price, or stated amount per unit, for the ACES was $40.00 with net proceeds to the Company (after deducting estimated expenses) of approximately $680,000,000. Each ACES unit consists of (1) a purchase contract under which (a) on November 30, 2001, the unit holder will purchase not more than one share of Common Stock and not less than 0.8197 shares of Common Stock for each ACES unit held depending on the average trading price of the Common Stock during a 20-day period ending before November 30, 2001 and
(b) the Company will pay quarterly deferrable contract fees to the holder at 0.55% of the stated amount; and (2) a Junior Subordinated Deferrable Debenture having a principal amount equal to the stated amount, an interest rate of 5.95% and a maturity date of November 30, 2003, subject to a call option granted to Goldman, Sachs & Co.

     On December 9, 1998, the Company completed a private placement of $2,500,000,000 in aggregate principal amount of debt securities, consisting of $500,000,000 of its 5.375% Notes due 2001 (the "3-Year Notes"), $600,000,000 of
its 5.750% Notes due 2005 (the "7-Year Notes"), $200,000,000 of its 5.875% Notes
due 2008 (the "10-Year Notes"), $500,000,000 of its 6.500% Debentures due 2018
(the "20-Year Debentures") and $700,000,000 of its 6.600% Debentures due 2028 (the "30-Year Debentures" and, together with the 3-Year Notes, the 7-Year Notes, the 10-Year Notes and the 20-Year Debentures, the "Debt Securities"). The Debt Securities will mature on December 1 of their respective years of maturity, and interest is payable semi-annually on June 1 and December 1, beginning June 1, 1999. The 3-Year Notes are not redeemable before maturity. The other series of Debt Securities are redeemable as a whole or in part, at the option of the Company, at any time at a redemption price determined by a specified formula. The Debt Securities are senior unsecured obligations of the Company, and rank equally with all other senior unsecured indebtedness of the Company.

     The 3-Year Notes were priced to investors at 99.852% of par value, the 7-Year Notes were priced to investors at 99.735% of par value, the 10-Year Notes were priced to investors at 99.718% of par value, the 20-Year Debentures were priced to investors at 99.582% of par value, and the 30-Year Debentures were priced to investors at 99.640% of par value. The net proceeds to the Company from the sale of the Debt Securities (after deducting estimated expenses) were approximately $2,474,000,000.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits.  The following exhibits are filed as part of this report:

     Number          Description
     ------          -----------

     1.1 Underwriting Agreement, relating to the Common Stock, dated as of November 23, 1998, by and among the Company, Goldman, Sachs & Co. and Salomon Smith Barney Inc.

     1.2 Underwriting Agreement, relating to the ACES, dated as of November 23, 1998, by and among the Company, Goldman, Sachs & Co. and Salomon Smith Barney Inc.

     4.1 Indenture, providing for Issuance of Subordinated Debt Securities in Series, dated as of November 30, 1998, by and between the Company and The First National Bank of Chicago, as Trustee.

     4.2 Master Unit Agreement, dated as of November 30, 1998, by and between the Company and The First National Bank of Chicago, as Unit Agent.

     4.3 Call Option Agreement, dated as of November 30, 1998, by and between Goldman, Sachs & Co., as Call Option Holder, and The First National Bank of Chicago, as Unit Agent and as Attorney-In-Fact.

     4.4 Pledge Agreement, dated as of November 30, 1998, by and among the Company, Goldman, Sachs & Co., as Call Option Holder, First Union National Bank, as Collateral Agent and Securities Intermediary, and The First National Bank of Chicago, as Unit Agent and as Attorney-In-Fact.

     4.5 Form of Certificate for the Company's 5.95% Junior Subordinated Deferrable Debentures due November 30, 2003.

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     4.6       Form of Certificate for the Company's 6.50% Adjustable
               Conversion-rate Equity Security Units.

     4.7 Indenture, providing for Issuance of Debt Securities in Series, dated as of December 1, 1998, by and between the Company and The Bank of New York, as trustee.

     4.8 Officers' Certificate, dated December 9, 1998, establishing the terms of the Company's 5.375% Notes due 2001, 5.750% Notes due 2005, 5.875% Notes due 2008, 6.500% Debentures due 2018 and
               6.600% Debentures due 2028.

                                      -3-
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                                  SIGNATURES


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 14, 1998                  MONSANTO COMPANY


                                        By:    /s/ Juanita H. Hinshaw
                                           --------------------------------
                                        Title: Vice President & Treasurer
                                              -----------------------------

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                                 EXHIBIT INDEX

Exhibit
Number              Description
------              -----------


1.1 Underwriting Agreement, relating to the Common Stock, dated as of November 23, 1998, by and among the Company, Goldman, Sachs & Co. and Salomon Smith Barney Inc.

1.2 Underwriting Agreement, relating to the ACES, dated as of November 23, 1998, by and among the Company, Goldman, Sachs & Co. and Salomon Smith Barney Inc.

4.1 Indenture, providing for Issuance of Subordinated Debt Securities in Series, dated as of November 30, 1998, by and between the Company and The First National Bank of Chicago, as Trustee.

4.2 Master Unit Agreement, dated as of November 30, 1998, by and between the Company and The First National Bank of Chicago, as Unit Agent.

4.3 Call Option Agreement, dated as of November 30, 1998, by and between Goldman, Sachs & Co., as Call Option Holder, and The First National Bank of Chicago, as Unit Agent and as Attorney-In-Fact.

4.4 Pledge Agreement, dated as of November 30, 1998, by and among the Company, Goldman, Sachs & Co., as Call Option Holder, First Union National Bank, as Collateral Agent and Securities Intermediary, and The First National Bank of Chicago, as Unit Agent and as Attorney-In-Fact.

4.5 Form of Certificate for the Company's 5.95% Junior Subordinated Deferrable Debentures due November 30, 2003.

4.6 Form of Certificate for the Company's 6.50% Adjustable Conversion-rate Equity Security Units.

4.7 Indenture, providing for Issuance of Debt Securities in Series, dated as of December 1, 1998, by and between the Company and The Bank of New York, as trustee.

4.8 Officers' Certificate, dated December 9, 1998, establishing the terms of the Company's 5.375% Notes due 2001, 5.750% Notes due 2005, 5.875% Notes due 2008, 6.500% Debentures due 2018 and 6.600% Debentures due 2028.

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